UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Date of Report May 18, 2000


                          PNC MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


      Missouri                      333-95447                   43-1681393
(State or other jurisdiction  (Commission File Number)       (I.R.S.Employer
of incorporation)                                             Identification)


      210 West 10th Street, 6th Floor, Kansas City Missouri       64105
             (Address of principal executive offices)          (zip code)


        Registrant's telephone number, including area code: 816-435-5000


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Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits

Exhibit 99.1 Computational Materials for Commercial Mortgage Pass-Through Certificates Series 2000-C1.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PNC MORTGAGE ACCEPTANCE CORP.

                                          /s/ Lawrence D. Ashley
                                   By:    _____________________________________
                                   Name:  Lawrence D. Ashley
                                   Title: Senior Vice President

Date:    May 18, 2000